UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2011

PREMIER BEVERAGE GROUP CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-50370	33-1041835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Avenue Suite 501
New York, NY 10022
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: 646-820-0630

_____________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements.

Item 2.04.  Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 9, 2011, we issued a senior secured promissory note in the amount of $100,000 to a third party lender. The note provided for original issue discount of $20,000, with the result that our net proceeds were $80,000. The note is due on the earlier to occur of (i) March 31, 2012, (ii) the receipt of the remaining proceeds in the amount of $200,000 from a Note Purchase Agreement entered into with a third party investor on October 24, 2011 and (iii) the receipt of $200,000 of proceeds from our planned private placement of equity securities. We also entered into a security agreement with the lender pursuant to which we granted a first lien on all of our assets to secure repayment of the note.  The note may be converted into shares of our common stock by the lender at any time at $0.20 per share.

We also issued the lender a three year common stock purchase warrant for the purchase of 200,000 shares of our common stock at an exercise price of $.20 per share.

Item 3.02.  Unregistered Sale of Equity Securities.

On December 15, 2011, we issued 89,807 restricted shares of our common stock to the lender described in Item 2.04 upon its exercise of the common stock purchase warrant granted in connection with the loan. The warrant was exercised for all 200,000 shares on a cashless basis, and accordingly we received no proceeds. The sales of these securities were determined to be exempt from registration under Section 4(2) of the Securities Act of 1933 as transactions by an issuer not involving a public offering.

Item 9.01.  Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER BEVERAGE GROUP CORP.
(Registrant)

Dated: December 15, 2011	By:	/s/ Fouad Kallamni
Fouad Kallamni
President and Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.6	Form of Senior Secured Note in the amount of $100,000
10.7	Form of Security Agreement
10.8	Form of Common Stock Purchase Agreement